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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported):  February 8, 1994

                                    1-1511
                           (Commission file number)

                          FEDERAL-MOGUL CORPORATION
            (exact name of registrant as specified in its charter)


         MICHIGAN                                          38-0533580
(State or other jurisdiction                            (I.R.S. employer
    of incorporation)                                 identification number)

26555 Northwestern Highway, Southfield, Michigan             48034
(Address of principal executive offices)                  (Zip Code)

      (313) 354-7700
(Registrant's telephone number
    including area code)
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Item 5.        Other Events

           An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 33-51265) filed by Federal-Mogul Corporation (the "Company") with the Securities and Exchange Commission covering, among other securities, the Company's Common Stock, without par value. The exhibit consists of the Underwriting Agreement (including the provisions of the Terms Agreement dated February 8, 1994) between the Company and CS First Boston Corporation and Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriting Agreement") as representatives of the several underwriters.

Item 7.        Financial Statements, Pro Forma
               Financial Information and Exhibits

           (c) The following are filed as Exhibits to this Report:

Exhibit
Number     Description
- -------    -----------

1.4 Underwriting Agreement (including the provisions of the Terms Agreement dated February 8, 1994) between the Company and CS
           First Boston Corporation and Donaldson, Lufkin & Jenrette Securities Corporation as representatives of the several underwriters.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 1994

                                        FEDERAL-MOGUL CORPORATION




                                        By:  /s/    Stephanie G. Heim
                                             Name:  Stephanie G. Heim
                                             Title: Associate General Counsel
                                                    and Assistant Secretary



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                                EXHIBIT INDEX


Exhibit
Number     Description
- -------    -----------

1.4 Underwriting Agreement (including the provisions of the Terms Agreement dated February 8, 1994) between the Company and CS
           First Boston Corporation and Donaldson, Lufkin & Jenrette Securities Corporation as representatives of the several underwriters.


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